Exhibit 24(b)(4)(iii)

                     OPPENHEIMER MULTI-STATE MUNICIPAL TRUST
                SERIES: OPPENHEIMER PENNSYLVANIA MUNICIPAL TRUST
                         A MASSACHUSETTS BUSINESS TRUST
                    Class C Share Certificate (8-1/2" x 11")


I.       FACE OF CERTIFICATE (All text and other matter lies within
                           8-1/4" x 10-3/4" decorative border, 5/16" wide)

            (upper left corner, box with heading: NUMBER [of shares]

            (upper right corner)  share certificate no.

            (upper right box with heading: CLASS C SHARES
             below cert. no.)

           (centered
            below boxes)               OPPENHEIMER PENNSYLVANIA MUNICIPAL TRUST



         (at left) THIS IS TO CERTIFY THAT           (at right) SEE REVERSE FOR
                                                           CERTAIN DEFINITIONS

                                                     (box with number)
                                                     CUSIP 683940 704

         (at left)             is the owner of

         (centered)         FULLY PAID CLASS C SHARES OF BENEFICIAL INTEREST OF

                                           OPPENHEIMER   PENNSYLVANIA  MUNICIPAL
                           TRUST (hereinafter called the "Fund"), transferable only on the books of the Fund by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Declaration of Trust of the Fund to all of which the holder by acceptance hereof assents. This certificate is not valid until countersigned by the Transfer Agent.

                          WITNESS  the  facsimile  seal  of the  Fund  and  the
                           signatures of its duly authorized officers.

                           (signature             Dated: (signature
                           at left of seal)               at right of seal)

                           /s/ George C. Bowen         /s/ Bridget A. Macaskill
                           --------------------        ------------------------
                           TREASURER                   PRESIDENT

                              (centered at bottom)
                         1-1/2" diameter facsimile seal
                                   with legend
                    OPPENHEIMER PENNSYLVANIA MUNICIPAL TRUST
                                      SEAL
                                      1989
                          COMMONWEALTH OF MASSACHUSETTS


(at lower right, printed
 vertically)                        Countersigned
                                    OPPENHEIMERFUNDS SERVICES
                                   (A DIVISION OF OPPENHEIMERFUNDS, INC.
                                  Denver (CO)             Transfer Agent

                                     By ____________________________
                                          Authorized Signature


II. BACK OF CERTIFICATE (text reads from top to bottom of 11" dimension)

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common TEN ENT - as tenants by the entirety JT TEN WROS NOT TC - as joint tenants with rights of survivorship and not
                                    as tenants in common

UNIF GIFT/TRANSFER MIN ACT - __________________  Custodian _______________
                             (Cust)                         (Minor)

                          UNDER UGMA/UTMA              ___________________
                                                         (State)


Additional abbreviations may also be used though not in the above list.
For Value Received ................ hereby sell(s), assign(s), and transfer(s) unto


PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
AND PROVIDE CERTIFICATION BY TRANSFEREE
(box for identifying number)


----------------------------------------------------------------------
_            (Please print or type name and address of assignee)

------------------------------------------------------

________________________________________________Class  C  Shares  of  beneficial interest [capital stock] represented by the within Certificate, and do hereby irrevocably constitute and appoint ___________________________ Attorney to transfer the said shares on the books of the within named Fund with full power of substitution in the premises.

Dated: ______________________

                          Signed: __________________________

                                 -----------------------------------
                                (Both must sign if joint owners)

                         Signature(s) __________________________
                    guaranteed                         Name of Guarantor
                        by:               _____________________________
                                                     Signature of
                                  Officer/Title

(text printed                  NOTICE: The signature(s) to this assignment must
vertically to right            correspond with the name(s) as written upon the
of above paragraph)            face of the certificate in every particular
                               without alteration or enlargement or any change whatever.

(text printed in               Signatures must be guaranteed by a financial
box to left of                institution of the type described in the current
signature(s))                 prospectus of the Fund.






PLEASE NOTE: This document contains a watermark            OppenheimerFunds
when viewed at an angle.  It is invalid without this      "four hands"
watermark:                                                logotype

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     THIS SPACE MUST NOT BE COVERED IN ANY WAY